                  Transamerica Income Shares, Inc.

                           ANNUAL REPORT

                           MARCH 31, 1999

                               LOGO

-------------------------------------------------------------------
-------------------------------------------------------------------

REPORT TO SHAREHOLDERS:

    During the first quarter of 1999, U.S. economic growth maintained its brisk pace, extending the longest period of uninterrupted growth since the Vietnam War. This strength in the economy was reflected in equity prices and in a high employment and income growth rates, which continued to fuel consumer spending.

    The high rate of economic growth was especially surprising given economic conditions overseas. In the aftermath of the 1997 Asian currency crisis, Russia devalued its currency in August of 1998, followed by a Brazilian currency devaluation in January, 1999. These events increased the probability of a global recession, creating substantial volatility in the financial markets. In response, between late September and mid-November, the Federal Reserve cut the Federal Funds rate 75 basis points, while central banks in other developed countries eased as well. These actions were successful in averting a global credit crunch. By the latter part of 1998, the Asian economies had begun to show tentative signs of recovery. And although U.S. exports plummeted in 1998, domestic demand was able to take up the slack.

    Against a backdrop of strong domestic growth, no further Fed easing is expected. Despite brisk economic growth, the Fed is unlikely to tighten monetary policy by raising interest rates until there is real evidence of a rise in inflation. Given excess global capacity and its disinflationary impact, we expect Treasury yields to remain mostly unchanged. Assuming that China does not devalue, and the stock market can avoid extreme and prolonged downward moves, we are cautiously optimistic for continued, but more moderate growth in the U.S. economy.

    During the fall of 1998, when the financial markets were extremely volatile, our focus was on domestic non financial securities. As the global economies began to show signs of stabilization, we shifted our focus to more cyclical and globally oriented credits, since valuation differentials between these and the more defensive credits had become extreme. Going forward, with little change expected in long-term interest rates, we favor corporate bonds over government bonds for their superior return potential. Accordingly we have reduced our position in U.S. Treasuries. Finally, given our relatively neutral view on rates, positioning for changes in interest rates has not been a big component of our strategy.

    At March 31, 1999, the Company's total net assets were $158,030,821 or $25.01 per share compared to $159,926,576 or $25.31 per share on March 31, 1998. Net investment income for the year ended March 31, 1999 was $11,922,401 or $1.89 per share compared to $1.93 per share for the comparable period in 1998.

PORTFOLIO MANAGEMENT

    Management of the Fund's portfolio, including the day-to-day portfolio decisions are made by a team of fixed income professionals led by Heidi Y. Hu, the primary portfolio manager who is also a Vice President of the Fund and of Transamerica Investment Services, Inc., the Fund's Investment Adviser (the "Adviser").

Highlights: For the years ended March 31:

                                     1999      1998
            Per Share:              ------    ------
Net investment income.............  $ 1.89    $ 1.93
Income dividends paid.............  $ 1.88    $ 1.94
Capital gain distribution.........  $ 0.12    $ 0.04
Net asset value...................  $25.01    $25.31

Distributions*: For the fiscal years ended March 31:

1999.................................  $2.00
1998.................................  $1.98
1997.................................  $1.93
1996.................................  $1.93
1995.................................  $1.99

* Includes a distribution of $0.12, $0.04, $0.03 and $0.06 from realized gains in 1999, 1998, 1997 and 1995, respectively.

Quality: Ratings used are the highest by Moody's or Standard & Poor's for bonds owned on March 31, 1999:

AAA......................................    0.8%
AA.......................................   12.6%
A........................................   23.2%
BBB......................................   43.7%
Lower or non-rated.......................   19.7%

TRANSAMERICA INCOME SHARES, INC.
SCHEDULE OF INVESTMENTS
MARCH 31, 1999

                                              PRINCIPAL     MARKET
                                                AMOUNT       VALUE
---------------------------------------------------------------------
BONDS & DEBENTURES -- 95.6%
---------------------------------------------------------------------
AUTOMOBILES -- 3.1%
General Motors Corporation
                        9.400%    07/15/21    $3,750,000  $ 4,861,601
---------------------------------------------------------------------
BUILDING MATERIALS -- 0.7%
USG Corporation
                        9.250%    09/15/01     1,025,000    1,087,874
---------------------------------------------------------------------
DOMESTIC, FOREIGN GOVERNMENTS & AGENCIES -- 6.6%
Commonwealth of Australia
                        9.625%    02/01/06     4,000,000    4,829,560
Korea Development Bank
                        9.600%    12/01/00     4,250,000    4,359,680
U.S. Treasury Bond
                       10.750%    08/15/05       925,000    1,188,042
                                                           ----------
                                                           10,377,282
---------------------------------------------------------------------
ELECTRIC UTILITIES -- 9.1%
Boston Edison Company
                        9.375%    08/15/21     2,200,000    2,437,820
Commonwealth Edison Company
                        9.875%    06/15/20     2,000,000    2,349,680
Connecticut Light & Power Company
                        7.875%    10/01/24     1,000,000    1,045,070
Detroit Edison Company
                        8.210%    08/01/22     1,000,000    1,076,200
Gulf States Utilities Company
                        8.940%    01/01/22     2,500,000    2,647,950
Long Island Lighting Company
                        9.000%    11/01/22     1,500,000    1,704,660
Niagara Mohawk Power Corporation
                        7.625%    10/01/05     2,000,000    2,070,908
Virginia Electric & Power Company
                        8.625%    10/01/24     1,000,000    1,115,100
                                                           ----------
                                                           14,447,388
---------------------------------------------------------------------

TRANSAMERICA INCOME SHARES, INC.
SCHEDULE OF INVESTMENTS (CONTINUED)
MARCH 31, 1999

                                              PRINCIPAL     MARKET
                                                AMOUNT       VALUE
---------------------------------------------------------------------
ENERGY -- EXPLORATION & DISTRIBUTION -- 11.4%
Arkla, Inc.
                        8.900%    12/15/06    $1,000,000  $ 1,145,432
Northwest Pipeline Corporation
                        9.000%    08/01/22     2,000,000    2,220,540
Occidental Petroleum Corporation
                       10.125%    09/15/09       500,000      584,385
Oryx Energy Company
                       10.000%    04/01/01     4,500,000    4,772,160
Phillips Petroleum Company
                        8.490%    01/01/23     4,000,000    4,366,720
TransCanada Pipeline, Ltd.
                        8.500%    03/20/23     2,000,000    2,199,120
Transco Energy Company
                        9.375%    08/15/01     2,500,000    2,679,075
                                                           ----------
                                                           17,967,432
---------------------------------------------------------------------
FINANCIAL -- 2.4%
Citigroup Capital II
                        7.750%    12/01/36     1,600,000    1,644,800
General Motors Acceptance Corporation
                        8.500%    01/01/03     2,000,000    2,173,380
                                                           ----------
                                                            3,818,180
---------------------------------------------------------------------
FOOD & BEVERAGE -- 5.5%
ConAgra, Inc.
                        9.750%    03/01/21     3,000,000    3,865,740
Tricon Global Restaurants
                        7.650%    05/15/08     4,700,000    4,882,962
                                                           ----------
                                                            8,748,702
---------------------------------------------------------------------
HEALTHCARE -- 1.5%
Kaiser Foundation Hospitals
                        9.000%    11/01/01     2,200,000    2,355,320
---------------------------------------------------------------------

TRANSAMERICA INCOME SHARES, INC.
SCHEDULE OF INVESTMENTS (CONTINUED)
MARCH 31, 1999

                                              PRINCIPAL     MARKET
                                                AMOUNT       VALUE
---------------------------------------------------------------------
INDUSTRIALS -- 11.6%
Carpenter Technology Corporation
                        9.000%    03/15/22    $1,000,000  $ 1,098,308
Caterpillar Corporation
                        9.750%    06/01/19     2,500,000    2,639,925
                        9.375%    03/15/21     1,000,000    1,292,648
Cincinnati Milacron, Inc.
                        8.375%    03/15/04     2,000,000    2,031,600
Federal Mogul Corporation
                        7.500%    01/15/09     4,250,000    4,146,895
Lear Corporation
                        9.500%    07/15/06     1,000,000    1,096,250
McDonnell Douglas Corporation
                        9.250%    04/01/02     4,000,000    4,391,560
National Steel Corporation
                        8.375%    08/01/06       575,000      573,562
Textron, Inc.
                        8.750%    07/01/22     1,000,000    1,095,010
                                                           ----------
                                                           18,365,758
---------------------------------------------------------------------
MEDIA & ENTERTAINMENT -- 12.9%
CF Cable TV, Inc.
                        9.125%    07/15/07     1,000,000    1,073,290
Continental Cablevision, Inc.
                        9.500%    08/01/13     1,000,000    1,172,529
Lamar Advertising Company
                        8.625%    09/15/07     3,000,000    3,157,500
News America Holdings, Inc.
                        9.250%    02/01/13     3,500,000    4,249,563
Premier Parks, Inc.
                        9.750%    01/15/07     2,000,000    2,127,500
Rogers Cable Systems
                       10.000%    03/15/05     2,000,000    2,255,000
Time Warner, Inc.
                        9.125%    01/15/13     2,000,000    2,443,760
Valassis Communications, Inc.
                        9.550%    12/01/03     3,500,000    3,921,015
                                                           ----------
                                                           20,400,157
---------------------------------------------------------------------
PAPER & PACKAGING -- 4.1%
Georgia Pacific Corporation
                        9.625%    03/15/22     3,000,000    3,314,550
James River Corporation
                        9.250%    11/15/21     1,000,000    1,225,600
Owens-Illinois Inc.
                        7.800%    05/15/18     2,000,000    1,924,840
                                                           ----------
                                                            6,464,990
---------------------------------------------------------------------

TRANSAMERICA INCOME SHARES, INC.
SCHEDULE OF INVESTMENTS (CONTINUED)
MARCH 31, 1999

                                              PRINCIPAL     MARKET
                                                AMOUNT       VALUE
---------------------------------------------------------------------
RETAIL -- 11.0%
Dayton Hudson Corporation
                       10.000%    01/01/11    $1,000,000  $ 1,302,585
                        9.250%    08/15/11     2,800,000    3,482,108
                        8.500%    12/01/22     1,000,000    1,095,530
May Department Stores Company
                        9.750%    02/15/21       750,000      946,590
                        8.375%    10/01/22     2,000,000    2,183,540
Fred Meyer, Inc.
                        7.450%    03/01/08     2,000,000    2,107,400
Saks, Inc.
                        7.375%    02/15/19       750,000      728,265
Shoppers Foods Warehouse Corporation
                        9.750%    06/15/04     2,000,000    2,172,500
Stater Brothers Holdings, Inc.
                       11.000%    03/01/01     3,350,000    3,433,750
                                                           ----------
                                                           17,452,268
---------------------------------------------------------------------
TELECOMMUNICATIONS -- 5.6%
Pacific Bell, Inc.
                        8.500%    08/15/31     3,000,000    3,253,980
TeleCommunications, Inc.
                        9.800%    02/01/12     2,500,000    3,277,050
                        9.250%    01/15/23     2,000,000    2,284,678
                                                           ----------
                                                            8,815,708
---------------------------------------------------------------------
TRANSPORTATION -- 10.1%
Burlington Northern Railroad, Inc.
                        9.250%    10/01/06     1,000,000    1,175,500
Delta Air Lines, Inc.
                       10.375%    02/01/11     2,000,000    2,553,800
                        9.750%    05/15/21     2,000,000    2,487,560
Federal Express Corporation
                        9.625%    10/15/19     2,500,000    2,642,475
Kansas City Southern Industries, Inc.
                        8.800%    07/01/22     2,250,000    2,373,475
United Airlines, Inc.
                        9.750%    08/15/21     4,000,000    4,781,520
                                                           ----------
                                                           16,014,330
---------------------------------------------------------------------

TRANSAMERICA INCOME SHARES, INC.
SCHEDULE OF INVESTMENTS (CONCLUDED)
MARCH 31, 1999

                                                             MARKET
                                                SHARES       VALUE
----------------------------------------------------------------------
TOTAL BONDS & DEBENTURES (cost $138,112,746)              $151,176,990
----------------------------------------------------------------------
PREFERRED STOCK 3.2%
Centaur Funding Corporation
(cost of $4,500,000)                               4,500     5,013,077
----------------------------------------------------------------------
TOTAL INVESTMENTS -- 98.8%
(cost $142,612,746)*                                       156,190,067
OTHER ASSETS LESS LIABILITIES -- 1.2%                        1,840,754
----------------------------------------------------------------------
NET ASSETS -- 100.0%                                      $158,030,821
----------------------------------------------------------------------

* Aggregate cost for Federal tax purposes. Aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value were $14,157,490 and $580,169, respectively. Net unrealized appreciation for tax purposes is $13,577,321.

See notes to financial statements

TRANSAMERICA INCOME SHARES, INC.
STATEMENT OF ASSETS AND LIABILITIES
MARCH 31, 1999

ASSETS
Investments, at value (identified
  cost -- $142,612,746)                 $156,190,067
Cash                                          16,422
Receivables:
  Interest                                 2,954,617
  Dividends                                   32,417
Other assets                                  17,902
                                        ------------
                                         159,211,425
                                        ------------
LIABILITIES
Payables:
  Income dividends declared                1,011,003
  Investment advisory fees                    67,252
Accrued expenses and other liabilities       102,349
                                        ------------
                                           1,180,604
                                        ------------
NET ASSETS applicable to 6,318,771
  capital shares outstanding, $1.00
  par value (authorized 20,000,000
  shares)                               $158,030,821
                                        ------------
                                        ------------
NET ASSET VALUE PER SHARE               $      25.01
                                        ------------
                                        ------------

NET ASSETS CONSIST OF:
Paid-in capital                         $144,188,883
Undistributed net investment income          183,565
Accumulated net realized gain on
  investments                                 81,052
Net unrealized appreciation on
  investments                             13,577,321
                                        ------------
NET ASSETS                              $158,030,821
                                        ------------
                                        ------------

See notes to financial statements

TRANSAMERICA INCOME SHARES, INC.
STATEMENT OF OPERATIONS
FOR THE YEAR ENDED MARCH 31, 1999

INVESTMENT INCOME:
  Interest and discount
    earned                   $12,723,385
  Dividend income                208,588
                             -----------
Total Income                               $12,931,973
                                           -----------
EXPENSES:
  Investment advisory fee        800,335
  Transfer agent fees and
    expenses                      45,960
  Audit fees                      34,786
  Postage                         30,689
  Custodian fees                  21,578
  Printing                        18,000
  Directors' fees and
    expenses                      15,000
  Insurance                       11,538
  Other                           31,686
                             -----------
Total expenses                               1,009,572
                                           -----------
NET INVESTMENT INCOME                       11,922,401
                                           -----------
REALIZED AND UNREALIZED GAIN
(LOSS) ON INVESTMENTS:
Net realized gain on
  investments                                   81,052
Change in net unrealized
  appreciation on
  investments                               (1,296,591)
                                           -----------
NET REALIZED AND UNREALIZED
LOSS ON INVESTMENTS                         (1,215,539)
                                           -----------
NET INCREASE IN NET ASSETS RESULTING
  FROM OPERATIONS                          $10,706,862
                                           ===========

See notes to financial statements

TRANSAMERICA INCOME SHARES, INC.
STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEAR ENDED MARCH 31,

                               1999           1998
                               ----           ----
INCREASE (DECREASE) IN
NET ASSETS:
OPERATIONS:
  Net investment income    $ 11,922,401   $ 12,165,782
  Net realized gain on
    investments                  81,052      1,129,840
  Net change in
    unrealized
    appreciation on
    investments              (1,296,591)     7,926,709
                           ------------   ------------
Net increase in net
  assets resulting from
  operations                 10,706,862     21,222,331
                           ------------   ------------
DIVIDENDS/DISTRIBUTIONS
  TO SHAREHOLDERS:
Net investment income       (11,879,289)   (12,239,459)
Net realized gains             (723,328)      (252,751)
                           ------------   ------------
Net decrease in net
  assets resulting from
  distributions             (12,602,617)   (12,492,210)
                           ------------   ------------
Net increase (decrease)
  in net assets              (1,895,755)     8,730,121
NET ASSETS:
Beginning of year           159,926,576    151,196,455
                           ------------   ------------
End of year(1)             $158,030,821   $159,926,576
                           ------------   ------------
                           ------------   ------------
(1) Includes
    undistributed net
    investment income of:  $    183,565   $    140,453
                           ------------   ------------
                           ------------   ------------

See notes to financial statements

TRANSAMERICA INCOME SHARES, INC.
FINANCIAL HIGHLIGHTS

The following table includes selected data for a share outstanding throughout each year and other performance information derived from the financial statements.

                                                  Year ended March 31,
                                  ----------------------------------------------------
                                    1999       1998       1997       1996       1995
                                  --------   --------   --------   --------   --------
NET ASSET VALUE
Beginning of year                   $25.31     $23.93     $24.58     $23.37     $24.17
                                  --------   --------   --------   --------   --------
OPERATIONS:
Net investment income                 1.89       1.93       1.89       1.94       1.93
Net realized and unrealized
 gain (loss)                         (0.19)      1.43      (0.61)      1.20      (0.74)
                                  --------   --------   --------   --------   --------
Total from investment
 operations                           1.70       3.36       1.28       3.14       1.19
                                  --------   --------   --------   --------   --------
DIVIDENDS/DISTRIBUTIONS
 TO SHAREHOLDERS:
Net investment income                (1.88)     (1.94)     (1.90)     (1.93)     (1.93)
Net realized gains                   (0.12)     (0.04)     (0.03)        --      (0.06)
                                  --------   --------   --------   --------   --------
Total dividends/ distributions       (2.00)     (1.98)     (1.93)     (1.93)     (1.99)
                                  --------   --------   --------   --------   --------
NET ASSET VALUE
End of year                         $25.01     $25.31     $23.93     $24.58     $23.37
                                  ========   ========   ========   ========   ========
MARKET VALUE PER SHARE
End of year                        $25.188    $26.000    $24.375    $24.375    $22.500
                                  ========   ========   ========   ========   ========
TOTAL RETURN(1)                       4.44%     15.31%      8.22%     17.08%      5.07%
                                  ========   ========   ========   ========   ========
RATIOS AND SUPPLEMENTAL DATA:
Expenses to average net assets        0.63%      0.63%      0.62%      0.62%      0.68%
Net investment income to
 average net assets                   7.45%      7.73%      7.77%      7.83%      8.35%
Portfolio turnover                      33%        21%        16%        14%        15%
Net assets, end of year (in
 thousands)                       $158,031   $159,927   $151,196   $155,294   $147,670
                                  ========   ========   ========   ========   ========
The number of shares outstanding at the end of each period was 6,318,771

---------------------------

1 Based on the market price of the Fund's shares and including the reinvestment of dividends and distributions at prices obtained by the Fund's dividend reinvestment plan.

See notes to financial statements

TRANSAMERICA INCOME SHARES, INC.
NOTES TO FINANCIAL STATEMENTS
MARCH 31, 1999

1. SIGNIFICANT ACCOUNTING POLICIES -- Transamerica Income Shares, Inc. (the "Company") is registered under the Investment Company Act of 1940 as a diversified, closed-end management investment company. The Company's investment objective is to seek a high level of current income consistent with prudent investment, with capital appreciation as only a secondary objective. The Company consistently employs the following accounting policies in the preparation of its financial statements:

  (A) Valuation of Securities -- Debt securities with a maturity of 61 days or more are valued on the basis of valuations obtained from a commercial pricing service or dealer supplied quotations. Debt securities with a maturity of 60 days or less are valued at amortized cost, which approximates market value.

  (B) Securities Transactions, Investment Income and Expenses -- Security transactions are recorded on trade date. Gains and losses on sales of investments are determined on the identified cost basis for both financial statement and Federal income tax purposes. Interest income, dividend income and operating expenses are recorded on an accrual basis. Discounts on securities purchased are accreted over the life of the respective securities. Distributions from net investment income are determined and paid monthly.

  (C) Federal Income Taxes -- It is the Company's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income or excise tax provision is required.

  (D) Use of Estimates -- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

2. INVESTMENT ADVISORY FEES AND TRANSACTIONS WITH AFFILIATES -- The Company has entered into a Management and Investment Advisory Agreement with Transamerica Investment Services, Inc., (the "Adviser") a wholly owned subsidiary of Transamerica Corporation. For its services to the Company, the Adviser receives a fee of 0.50% of the average weekly net assets of the Company. This fee is paid to the Adviser monthly. The Adviser has agreed to reimburse the Company if the Company's total operating expenses (exclusive of brokerage commissions, interest and taxes) exceed 1.50% of the average daily net assets of the Company up to $30 million and 1.00% of the average net assets of the Company in excess of $30 million. No such reimbursements were necessary during the year ended March 31, 1999.

  Officers and certain directors of the Adviser or its affiliates are also officers and directors of the Company; however, they receive no compensation from the Company. An officer of the Company is also a partner of the legal counsel for the Company.

  As of March 31, 1999, an affiliate of Transamerica Corporation held 7.6% of the outstanding shares of the Company.

3. SECURITY TRANSACTIONS -- The aggregate cost of securities purchased and the proceeds from securities sold (excluding short-term investments) were $52,443,389 and $52,256,863, respectively, for the year ended March 31, 1999.

4. YEAR 2000 (UNAUDITED) -- Like other investment companies, financial and business organizations around the world, the Fund could be adversely affected if the computer systems it uses and those used by the Fund's Adviser, Custodian, Transfer Agent and other major service providers do not properly process and calculate date-related information and data from and after January 1, 2000. This is commonly known as the "Year 2000 Issue."

The Fund has assessed its computer systems and the systems compliance of its Adviser, Custodian, Transfer Agent and other major service providers. The Fund has taken steps that it believes are reasonably designed to address the Year 2000 issue with respect to the computer systems it uses and has obtained satisfactory assurances that comparable steps are being taken by its Adviser, Custodian, Transfer Agent and other major service providers. At this time, however, there can be no assurance that these steps will be sufficient to address all Year 2000 Issues. The inability of the Fund or its third party providers to timely complete all necessary procedures to address the Year 2000 Issue could have a material adverse effect on the Fund's operations. Management will continue to monitor the status of and its exposure to this issue. For the year ended March 31, 1999, the Fund incurred no significant Year 2000 related expenses and it does not expect to incur significant Year 2000 expenses in the future.

The Fund is in the process of establishing a contingency plan to address recovery from unavoided or unavoidable Year 2000 problems, if any.

REPORT OF INDEPENDENT AUDITORS

To the Board of Directors and Shareholders
Transamerica Income Shares, Inc.

We have audited the accompanying statement of assets and liabilities of Transamerica Income Shares, Inc. (the "Fund"), including the schedule of investments, as of March 31, 1999 and the related statement of operations for the year then ended and the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of March 31, 1999, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Transamerica Income Shares, Inc. as of March 31, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles.

                                                               ERNST & YOUNG LLP

Los Angeles, California
April 20, 1999

AUTOMATIC REINVESTMENT PLAN

Holders of 50 shares or more of the Fund's common stock are offered the opportunity to reinvest dividends and other distributions in shares of the common stock of the Fund through participation in the Automatic Reinvestment Plan. Under the Plan, ChaseMellon Shareholder Services, LLC, as administrator (the "Administrator"), automatically invests dividends and other distributions in shares of the Fund's common stock by making purchases in the open market. Plan participants may also deposit cash in amounts between $25 and $2,500 with the Administrator for the purchase of additional shares. Dividends, distributions and cash deposits are invested in, and each participant's account credited with, full and fractional shares.

The price at which the Administrator is deemed to have acquired shares for a participant's account is the average price (including brokerage commissions and any other costs of purchase) of all shares purchased by it for all participants in the Plan.

Your dividends and distributions, even though automatically reinvested, continue to be taxable as though received in cash.

A newer feature of the Plan is the "Optional Cash Only" feature. You can make additional investments only, without reinvesting your monthly dividend. If you own 50 shares or more, registered in your name and currently in your Plan account, and desire to periodically send additional contributions between $25 and $2,500 for investment, you may do so. The shares you own and the new shares acquired through this feature will not participate in automatic reinvestment of dividends and distributions. Rather, the shares you acquire if you participate in the "Optional Cash Only" feature of the Plan will be held for safekeeping in your Plan account. Each investment will be made on or near the next dividend payment date. All other procedures for the purchase and sale of shares described above will apply.

The Administrator charges a service fee of $1.75 for each investment, including both dividend reinvestment and optional cash investment.

Shareholders interested in obtaining a copy of the Plan should contact the
Administrator:

ChaseMellon Shareholder Services, LLC
Shareholder Investment Services
Overpeck Centre
85 Challenger Road
Ridgefield Park, NJ 07660
(800) 288-9541

OFFICERS AND DIRECTORS

GARY U. ROLLE, President & Chairman
DONALD E. CANTLAY, Director
RICHARD N. LATZER, Director
PETER J. SODINI, Director
JON C. STRAUSS, Director
SUSAN A. SILBERT, Vice President
HEIDI Y. HU, Vice President
SUSAN R. HUGHES, Treasurer
THOMAS M. ADAMS, Secretary
----------------------------------------------------------
INVESTMENT ADVISER

Transamerica Investment Services, Inc.
1150 S. Olive Street, 27th Floor
Los Angeles, CA 90015
TRANSFER AGENT

ChaseMellon Shareholder Services, L.L.C.
Overpeck Centre
85 Challenger Road
Ridgefield Park, NJ 07660
1-800-288-9541

For hearing and speech impaired (TDD)
1-800-231-5469

www.chasemellon.com
CUSTODIAN

State Street Bank and Trust Company
225 Franklin Street
Boston, MA 02110
LISTED

New York Stock Exchange
Symbol: TAI
----------------------------------------------------------

Transamerica Income Shares, Inc. is a closed-end investment company which invests primarily in debt securities. Its objective is to provide a high level of current income.

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